Exhibit 4.2A

SECOND SUPPLEMENTAL INDENTURE

(Senior Notes due 2027)

THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”) is dated as of August 4, 2015, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the entities listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and each of its direct and indirect subsidiaries listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”) have heretofore executed and delivered to the Trustee an Indenture, dated as of March 18, 2015 (as supplemented by that First Supplemental Indenture, dated as of April 1, 2015 the “Indenture”) providing for the issuance of the Issuer’s 4.500% Senior Notes due 2027 (the “Notes”);

WHEREAS, Section 9.01(a)(4) of the Indenture authorizes the Issuer and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes and without the execution of such amendment or supplement by existing Subsidiary Guarantors, for the purpose of adding any additional Subsidiary Guarantee by any additional Guarantor;

WHEREAS, pursuant to Section 4.09 of the Indenture, the New Subsidiaries are required to become Subsidiary Guarantors;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

[2nd Supplemental Indenture – 2027 Notes]

2.	AMENDMENT TO GUARANTEE. The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors. Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.	NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, member, manager or controlling person of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Second Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Second Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.	THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

[2nd Supplemental Indenture – 2027 Notes]

2

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

OMEGA HEALTHCARE INVESTORS, INC.,
a Maryland corporation

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

SUBSIDIARY GUARANTORS:

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:		Omega Healthcare Investors, Inc. as General Partner

	By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

ON BEHALF OF EACH OF THE OTHER SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 2nd Supplemental Indenture – 2027 Notes]

NEW SUBSIDIARIES:

ON BEHALF OF EACH OF THE NEW SUBSIDIARIES LISTED ON SCHEDULE II

By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 2nd Supplemental Indenture – 2027 Notes]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ David Ferrell
	Name:	David Ferrell
	Title:	Vice President

[Signature Page – 2nd Supplemental Indenture – 2027 Notes]

Schedule I

SUBSIDIARY GUARANTORS

1.	48 High Point Road, LLC
2.	245 East Wilshire Avenue, LLC
3.	446 Sycamore Road, L.L.C.
4.	523 Hayes Lane, LLC
5.	637 East Romie Lane, LLC
6.	1200 Ely Street Holdings Co. LLC
7.	1628 B Street, LLC
8.	2400 Parkside Drive, LLC
9.	2425 Teller Avenue, LLC
10.	3806 Clayton Road, LLC
11.	11900 East Artesia Boulevard, LLC
12.	13922 Cerise Avenue, LLC
13.	42235 County Road Holdings Co. LLC
14.	Alamogordo Aviv, L.L.C.
15.	Albany Street Property, L.L.C.
16.	Arizona Lessor - Infinia, LLC
17.	Arkansas Aviv, L.L.C.
18.	Arma Yates, L.L.C.
19.	Avery Street Property, L.L.C
20.	Aviv Asset Management, L.L.C.
21.	Aviv Financing I, L.L.C.
22.	Aviv Financing II, L.L.C.
23.	Aviv Financing III, L.L.C.
24.	Aviv Financing IV, L.L.C.
25.	Aviv Financing V, L.L.C.
26.	Aviv Foothills, L.L.C.
27.	Aviv Healthcare Capital Corporation
28.	Aviv Healthcare Properties Operating Partnership I, L.P.
29.	Aviv Liberty, L.L.C.
30.	Avon Ohio, L.L.C.
31.	Bala Cynwyd Real Estate, LP
32.	Bayside Colorado Healthcare Associates, LLC
33.	Bayside Street II, LLC
34.	Bayside Street, LLC (f/k/a Bayside Street, Inc.)
35.	Belleville Illinois, L.L.C.
36.	Bellingham II Associates, L.L.C.
37.	Bethel ALF Property, L.L.C.
38.	BHG Aviv, L.L.C.
39.	Biglerville Road, L.L.C.
40.	Bonham Texas, L.L.C.
41.	Bradenton ALF Property, L.L.C.
42.	Burton NH Property, L.L.C.

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

43.	California Aviv Two, L.L.C.
44.	California Aviv, L.L.C.
45.	Camas Associates, L.L.C.
46.	Canton Health Care Land, LLC (f/k/a Canton Health Care Land, Inc.)
47.	Carnegie Gardens LLC
48.	Casa/Sierra California Associates, L.L.C.
49.	CFG 2115 Woodstock Place LLC
50.	Champaign Williamson Franklin, L.L.C.
51.	Chardon Ohio Property Holdings, L.L.C.
52.	Chardon Ohio Property, L.L.C.
53.	Chatham Aviv, L.L.C.
54.	Chippewa Valley, L.L.C.
55.	Clarkston Care, L.L.C.
56.	Clayton Associates, L.L.C.
57.	Colonial Gardens, LLC
58.	Colonial Madison Associates, L.L.C.
59.	Colorado Lessor - Conifer, LLC
60.	Columbus Texas Aviv, L.L.C.
61.	Columbus Western Avenue, L.L.C.
62.	Colville Washington Property, L.L.C.
63.	Commerce Nursing Homes, L.L.C.
64.	Commerce Sterling Hart Drive, L.L.C.
65.	Conroe Rigby Owen Road, L.L.C.
66.	CR Aviv, L.L.C.
67.	Crete Plus Five Property, L.L.C.
68.	Crooked River Road, L.L.C.
69.	CSE Albany LLC
70.	CSE Amarillo LLC
71.	CSE Arden L.P.
72.	CSE Augusta LLC
73.	CSE Bedford LLC
74.	CSE Blountville LLC
75.	CSE Bolivar LLC
76.	CSE Cambridge LLC
77.	CSE Cambridge Realty LLC
78.	CSE Camden LLC
79.	CSE Canton LLC
80.	CSE Casablanca Holdings II LLC
81.	CSE Casablanca Holdings LLC
82.	CSE Cedar Rapids LLC
83.	CSE Centennial Village, LP
84.	CSE Chelmsford LLC
85.	CSE Chesterton LLC
86.	CSE Claremont LLC
87.	CSE Corpus North LLC
88.	CSE Denver Iliff LLC

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

89.	CSE Denver LLC
90.	CSE Douglas LLC
91.	CSE Elkton LLC
92.	CSE Elkton Realty LLC
93.	CSE Fairhaven LLC
94.	CSE Fort Wayne LLC
95.	CSE Frankston LLC
96.	CSE Georgetown LLC
97.	CSE Green Bay LLC
98.	CSE Hilliard LLC
99.	CSE Huntingdon LLC
100.	CSE Huntsville LLC
101.	CSE Indianapolis-Continental LLC
102.	CSE Indianapolis-Greenbriar LLC
103.	CSE Jacinto City LLC
104.	CSE Jefferson City LLC
105.	CSE Jeffersonville-Hillcrest Center LLC
106.	CSE Jeffersonville-Jennings House LLC
107.	CSE Kerrville LLC
108.	CSE King L.P.
109.	CSE Kingsport LLC
110.	CSE Knightdale L.P.
111.	CSE Lake City LLC
112.	CSE Lake Worth LLC
113.	CSE Lakewood LLC
114.	CSE Las Vegas LLC
115.	CSE Lawrenceburg LLC
116.	CSE Lenoir L.P.
117.	CSE Lexington Park LLC
118.	CSE Lexington Park Realty LLC
119.	CSE Ligonier LLC
120.	CSE Live Oak LLC
121.	CSE Lowell LLC
122.	CSE Marianna Holdings LLC
123.	CSE Memphis LLC
124.	CSE Mobile LLC
125.	CSE Moore LLC
126.	CSE North Carolina Holdings I LLC
127.	CSE North Carolina Holdings II LLC
128.	CSE Omro LLC
129.	CSE Orange Park LLC
130.	CSE Orlando-Pinar Terrace Manor LLC
131.	CSE Orlando-Terra Vista Rehab LLC
132.	CSE Pennsylvania Holdings, LP
133.	CSE Piggott LLC
134.	CSE Pilot Point LLC

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

135.	CSE Pine View LLC
136.	CSE Ponca City LLC
137.	CSE Port St. Lucie LLC
138.	CSE Richmond LLC
139.	CSE Ripley LLC
140.	CSE Ripon LLC
141.	CSE Safford LLC
142.	CSE Salina LLC
143.	CSE Seminole LLC
144.	CSE Shawnee LLC
145.	CSE Spring Branch LLC
146.	CSE Stillwater LLC
147.	CSE Taylorsville LLC
148.	CSE Texarkana LLC
149.	CSE Texas City LLC
150.	CSE The Village LLC
151.	CSE Upland LLC
152.	CSE Walnut Cove L.P.
153.	CSE West Point LLC
154.	CSE Whitehouse LLC
155.	CSE Williamsport LLC
156.	CSE Winter Haven LLC
157.	CSE Woodfin L.P.
158.	CSE Yorktown LLC
159.	Cuyahoga Falls Property, L.L.C.
160.	Dallas Two Property, L.L.C.
161.	Danbury ALF Property, L.L.C.
162.	Darien ALF Property, L.L.C.
163.	Delta Investors I, LLC
164.	Delta Investors II, LLC
165.	Denison Texas, L.L.C.
166.	Desert Lane LLC
167.	Dixie White House Nursing Home, LLC (f/k/a Dixie White House Nursing Home, Inc.)
168.	Dixon Health Care Center, LLC (f/k/a Dixon Health Care Center, Inc.)
169.	East Rollins Street, L.L.C.
170.	Edgewood Drive Property, L.L.C.
171.	Effingham Associates, L.L.C.
172.	Elite Mattoon, L.L.C.
173.	Elite Yorkville, L.L.C.
174.	Encanto Senior Care, LLC
175.	Falcon Four Property Holding, L.L.C.
176.	Falcon Four Property, L.L.C.
177.	Falfurrias Texas, L.L.C.
178.	Florida ALF Properties, L.L.C.
179.	Florida Four Properties, L.L.C.

\

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

180.	Florida Lessor – Meadowview, LLC
181.	Florida Real Estate Company, LLC
182.	Fort Stockton Property, L.L.C.
183.	Four Fountains Aviv, L.L.C.
184.	Fredericksburg South Adams Street, L.L.C.
185.	Freewater Oregon, L.L.C.
186.	Fullerton California, L.L.C.
187.	Gardnerville Property, L.L.C.
188.	Georgia Lessor - Bonterra/Parkview, LLC
189.	Germantown Property, L.L.C.
190.	Giltex Care, L.L.C.
191.	Glendale NH Property, L.L.C.
192.	Golden Hill Real Estate Company, LLC
193.	Gonzales Texas Property, L.L.C.
194.	Great Bend Property, L.L.C.
195.	Greenbough, LLC
196.	Greenville Kentucky Property, L.L.C.
197.	Heritage Monterey Associates, L.L.C.
198.	HHM Aviv, L.L.C.
199.	Hidden Acres Property, L.L.C.
200.	Highland Leasehold, L.L.C.
201.	Hobbs Associates, L.L.C.
202.	Hot Springs Atrium Owner, LLC
203.	Hot Springs Aviv, L.L.C.
204.	Hot Springs Cottages Owner, LLC
205.	Hot Springs Marina Owner, LLC
206.	Houston Texas Aviv, L.L.C.
207.	Hutchinson Kansas, L.L.C.
208.	Hutton I Land, LLC (f/k/a Hutton I Land, Inc.)
209.	Hutton II Land, LLC (f/k/a Hutton II Land, Inc.)
210.	Hutton III Land, LLC (f/k/a Hutton III Land, Inc.)
211.	Idaho Associates, L.L.C.
212.	Illinois Missouri Properties, L.L.C.
213.	Indiana Lessor – Wellington Manor, LLC
214.	Iowa Lincoln County Property, L.L.C.
215.	Jasper Springhill Street, L.L.C.
216.	Kansas Five Property, L.L.C.
217.	Karan Associates Two, L.L.C.
218.	Karan Associates, L.L.C.
219.	Karissa Court Property, L.L.C.
220.	KB Northwest Associates, L.L.C.
221.	Kentucky NH Properties, L.L.C.
222.	Kingsville Texas, L.L.C.
223.	LAD I Real Estate Company, LLC
224.	Leatherman 90-1, LLC (f/k/a Leatherman 90-1, Inc.)

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

225.	Leatherman Partnership 89-1, LLC (f/k/a Leatherman Partnership 89-1, Inc.)
226.	Leatherman Partnership 89-2, LLC (f/k/a Leatherman Partnership 89-2, Inc.)
227.	Louisville Dutchmans Property, L.L.C.
228.	Magnolia Drive Property, L.L.C.
229.	Manor Associates, L.L.C.
230.	Mansfield Aviv, L.L.C.
231.	Massachusetts Nursing Homes, L.L.C.
232.	McCarthy Street Property, L.L.C.
233.	Meridian Arms Land, LLC (f/k/a Meridian Arms Land, Inc.)
234.	Minnesota Associates, L.L.C.
235.	Mishawaka Property, L.L.C.
236.	Missouri Associates, L.L.C.
237.	Missouri Regency Associates, L.L.C.
238.	Montana Associates, L.L.C.
239.	Monterey Park Leasehold Mortgage, L.L.C.
240.	Mount Washington Property, L.L.C.
241.	Mt. Vernon Texas, L.L.C.
242.	Murray County, L.L.C.
243.	Muscatine Toledo Properties, L.L.C.
244.	N.M. Bloomfield Three Plus One Limited Company
245.	N.M. Espanola Three Plus One Limited Company
246.	N.M. Lordsburg Three Plus One Limited Company
247.	N.M. Silver City Three Plus One Limited Company
248.	New Hope Property, L.L.C.
249.	Newtown ALF Property, L.L.C.
250.	Nicholasville Kentucky Property, L.L.C.
251.	North Las Vegas LLC
252.	North Royalton Ohio Property, L.L.C.
253.	Norwalk ALF Property, L.L.C.
254.	NRS Ventures, L.L.C.
255.	Oakland Nursing Homes, L.L.C.
256.	Ocean Springs Nursing Home, LLC (f/k/a Ocean Springs Nursing Home, Inc.)
257.	October Associates, L.L.C.
258.	Ogden Associates, L.L.C.
259.	OHI (Connecticut), LLC
260.	OHI (Illinois), LLC(f/k/a OHI (Illinois), Inc.)
261.	OHI (Indiana), LLC
262.	OHI (Iowa), LLC(f/k/a OHI (Iowa), Inc.)
263.	OHI Asset (AR) Ash Flat, LLC
264.	OHI Asset (AR) Camden, LLC
265.	OHI Asset (AR) Conway, LLC
266.	OHI Asset (AR) Des Arc, LLC
267.	OHI Asset (AR) Hot Springs, LLC

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

268.	OHI Asset (AR) Malvern, LLC
269.	OHI Asset (AR) Mena, LLC
270.	OHI Asset (AR) Pocahontas, LLC
271.	OHI Asset (AR) Sheridan, LLC
272.	OHI Asset (AR) Walnut Ridge, LLC
273.	OHI Asset (AZ) Austin House, LLC
274.	OHI Asset (CA), LLC
275.	OHI Asset (CO), LLC
276.	OHI Asset (CT) Lender, LLC
277.	OHI Asset (FL) Lake Placid, LLC
278.	OHI Asset (FL) Lender, LLC
279.	OHI Asset (FL) Lutz, LLC
280.	OHI Asset (FL), LLC
281.	OHI Asset (GA) Macon, LLC
282.	OHI Asset (GA) Moultrie, LLC
283.	OHI Asset (GA) Snellville, LLC
284.	OHI Asset (ID) Holly, LLC
285.	OHI Asset (ID) Midland, LLC
286.	OHI Asset (ID), LLC
287.	OHI Asset (IL), LLC
288.	OHI Asset (IN) American Village, LLC
289.	OHI Asset (IN) Anderson, LLC
290.	OHI Asset (IN) Beech Grove, LLC
291.	OHI Asset (IN) Clarksville, LLC
292.	OHI Asset (IN) Clinton, LLC
293.	OHI Asset (IN) Connersville, LLC
294.	OHI Asset (IN) Crown Point, LLC
295.	OHI Asset (IN) Eagle Valley, LLC
296.	OHI Asset (IN) Elkhart, LLC
297.	OHI Asset (IN) Forest Creek, LLC
298.	OHI Asset (IN) Fort Wayne, LLC
299.	OHI Asset (IN) Franklin, LLC
300.	OHI Asset (IN) Greensburg, LLC
301.	OHI Asset (IN) Indianapolis, LLC
302.	OHI Asset (IN) Jasper, LLC
303.	OHI Asset (IN) Kokomo, LLC
304.	OHI Asset (IN) Lafayette, LLC
305.	OHI Asset (IN) Madison, LLC
306.	OHI Asset (IN) Monticello, LLC
307.	OHI Asset (IN) Noblesville, LLC
308.	OHI Asset (IN) Rosewalk, LLC
309.	OHI Asset (IN) Salem, LLC
310.	OHI Asset (IN) Seymour, LLC
311.	OHI Asset (IN) Spring Mill, LLC
312.	OHI Asset (IN) Terre Haute, LLC
313.	OHI Asset (IN) Wabash, LLC

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

314.	OHI Asset (IN) Westfield, LLC
315.	OHI Asset (IN) Zionsville, LLC
316.	OHI Asset (LA), LLC
317.	OHI Asset (MD), LLC
318.	OHI Asset (MI) Heather Hills, LLC
319.	OHI Asset (MI), LLC
320.	OHI Asset (MO), LLC
321.	OHI Asset (MS) Byhalia, LLC
322.	OHI Asset (MS) Cleveland, LLC
323.	OHI Asset (MS) Clinton, LLC
324.	OHI Asset (MS) Columbia, LLC
325.	OHI Asset (MS) Corinth, LLC
326.	OHI Asset (MS) Greenwood, LLC
327.	OHI Asset (MS) Grenada, LLC
328.	OHI Asset (MS) Holly Springs, LLC
329.	OHI Asset (MS) Indianola, LLC
330.	OHI Asset (MS) Natchez, LLC
331.	OHI Asset (MS) Picayune, LLC
332.	OHI Asset (MS) Vicksburg, LLC
333.	OHI Asset (MS) Yazoo City, LLC
334.	OHI Asset (NC) Wadesboro, LLC
335.	OHI Asset (OH) Lender, LLC
336.	OHI Asset (OH), LLC
337.	OHI Asset (OR) Portland, LLC
338.	OHI Asset (OR) Troutdale, LLC
339.	OHI Asset (PA) GP, LLC
340.	OHI Asset (PA) West Mifflin, LP
341.	OHI Asset (PA), LLC
342.	OHI Asset (PA), LP
343.	OHI Asset (SC) Aiken, LLC
344.	OHI Asset (SC) Anderson, LLC
345.	OHI Asset (SC) Easley Anne, LLC
346.	OHI Asset (SC) Easley Crestview, LLC
347.	OHI Asset (SC) Edgefield, LLC
348.	OHI Asset (SC) Greenville Griffith, LLC
349.	OHI Asset (SC) Greenville Laurens, LLC
350.	OHI Asset (SC) Greenville North, LLC
351.	OHI Asset (SC) Greenville, LLC
352.	OHI Asset (SC) Greer, LLC
353.	OHI Asset (SC) Marietta, LLC
354.	OHI Asset (SC) McCormick, LLC
355.	OHI Asset (SC) Orangeburg, LLC
356.	OHI Asset (SC) Pickens East Cedar, LLC
357.	OHI Asset (SC) Pickens Rosemond, LLC
358.	OHI Asset (SC) Piedmont, LLC
359.	OHI Asset (SC) Simpsonville SE Main, LLC

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

360.	OHI Asset (SC) Simpsonville West Broad, LLC
361.	OHI Asset (SC) Simpsonville West Curtis, LLC
362.	OHI Asset (TN) Bartlett, LLC
363.	OHI Asset (TN) Collierville, LLC
364.	OHI Asset (TN) Jefferson City, LLC
365.	OHI Asset (TN) Memphis, LLC
366.	OHI Asset (TN) Rogersville, LLC
367.	OHI Asset (TX) Anderson, LLC
368.	OHI Asset (TX) Bryan, LLC
369.	OHI Asset (TX) Burleson, LLC
370.	OHI Asset (TX) College Station, LLC
371.	OHI Asset (TX) Comfort, LLC
372.	OHI Asset (TX) Diboll, LLC
373.	OHI Asset (TX) Granbury, LLC
374.	OHI Asset (TX) Hondo, LLC
375.	OHI Asset (TX) Italy, LLC
376.	OHI Asset (TX) Winnsboro, LLC
377.	OHI Asset (TX), LLC
378.	OHI Asset (UT) Ogden, LLC
379.	OHI Asset (UT) Provo, LLC
380.	OHI Asset (UT) Roy, LLC
381.	OHI Asset (VA) Charlottesville, LLC
382.	OHI Asset (VA) Farmville, LLC
383.	OHI Asset (VA) Hillsville, LLC
384.	OHI Asset (VA) Rocky Mount, LLC
385.	OHI Asset (WA) Battle Ground, LLC
386.	OHI Asset (WV) Danville, LLC
387.	OHI Asset (WV) Ivydale, LLC
388.	OHI Asset CHG ALF, LLC
389.	OHI Asset CSB LLC
390.	OHI Asset CSE – E, LLC
391.	OHI Asset CSE – U, LLC
392.	OHI Asset CSE–E Subsidiary, LLC
393.	OHI Asset CSE–U Subsidiary, LLC
394.	OHI Asset HUD CFG, LLC
395.	OHI Asset HUD Delta, LLC
396.	OHI Asset HUD SF CA, LLC
397.	OHI Asset HUD SF, LLC
398.	OHI Asset HUD WO, LLC
399.	OHI Asset II (CA), LLC
400.	OHI Asset II (FL), LLC
401.	OHI Asset II (PA), LP
402.	OHI Asset III (PA), LP
403.	OHI Asset IV (PA) Silver Lake Trust
404.	OHI Asset Management, LLC
405.	OHI Asset RO PMM Services, LLC

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

406.	OHI Asset RO, LLC
407.	OHI Asset, LLC
408.	OHI Healthcare Properties Holdco, Inc.
409.	OHI Healthcare Properties Limited Partnership
410.	OHI Mezz Lender, LLC
411.	OHI Tennessee, LLC (f/k/a OHI Tennessee, Inc.)
412.	OHIMA, LLC (f/k/a OHIMA, Inc.)
413.	Ohio Aviv Three, L.L.C.
414.	Ohio Aviv Two, L.L.C.
415.	Ohio Aviv, L.L.C.
416.	Ohio Indiana Property, L.L.C.
417.	Ohio Pennsylvania Property, L.L.C.
418.	Oklahoma Two Property, L.L.C.
419.	Oklahoma Warr Wind, L.L.C.
420.	Omaha Associates, L.L.C.
421.	Omega TRS I, Inc.
422.	Orange ALF Property, L.L.C.
423.	Orange Village Care Center, LLC (f/k/a Orange Village Care Center, Inc.)
424.	Orange, L.L.C.
425.	Oregon Associates, L.L.C.
426.	Oso Avenue Property, L.L.C.
427.	Ostrom Avenue Property, L.L.C.
428.	Panama City Nursing Center LLC
429.	Pavillion North Partners, LLC
430.	Pavillion North, LLP
431.	Pavillion Nursing Center North, LLC
432.	Peabody Associates Two, L.L.C.
433.	Peabody Associates, L.L.C.
434.	Pennington Road Property, L.L.C.
435.	Pensacola Real Estate Holdings I, LLC (f/k/a Pensacola Real Estate Holdings I, Inc.)
436.	Pensacola Real Estate Holdings II, LLC (f/k/a Pensacola Real Estate Holdings II, Inc.)
437.	Pensacola Real Estate Holdings III, LLC (f/k/a Pensacola Real Estate Holdings III, Inc.)
438.	Pensacola Real Estate Holdings IV, LLC (f/k/a Pensacola Real Estate Holdings IV, Inc.)
439.	Pensacola Real Estate Holdings V, LLC (f/k/a Pensacola Real Estate Holdings V, Inc.)
440.	Pocatello Idaho Property, L.L.C.
441.	Pomona Vista L.L.C.
442.	Prescott Arkansas, L.L.C.
443.	PV Realty–Willow Tree, LLC
444.	Raton Property Limited Company
445.	Ravenna Ohio Property, L.L.C.

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

446.	Red Rocks, L.L.C.
447.	Richland Washington, L.L.C.
448.	Riverside Nursing Home Associates Two, L.L.C.
449.	Riverside Nursing Home Associates, L.L.C.
450.	Rockingham Drive Property, L.L.C.
451.	Rose Baldwin Park Property L.L.C.
452.	S.C. Portfolio Property, L.L.C.
453.	Salem Associates, L.L.C.
454.	San Juan NH Property, LLC
455.	Sandalwood Arkansas Property, L.L.C.
456.	Santa Ana-Bartlett, L.L.C.
457.	Santa Fe Missouri Associates, L.L.C.
458.	Savoy/Bonham Venture, L.L.C.
459.	Searcy Aviv, L.L.C.
460.	Sedgwick Properties, L.L.C.
461.	Seguin Texas Property, L.L.C.
462.	Sierra Ponds Property, L.L.C.
463.	Skyler Boyington, LLC (f/k/a Skyler Boyington, Inc.)
464.	Skyler Florida, LLC (f/k/a Skyler Florida, Inc.)
465.	Skyler Maitland LLC
466.	Skyler Pensacola, LLC (f/k/a Skyler Pensacola, Inc.)
467.	Skyview Associates, L.L.C.
468.	Southeast Missouri Property, L.L.C.
469.	Southern California Nevada, L.L.C.
470.	St. Joseph Missouri Property, L.L.C.
471.	St. Mary’s Properties, LLC (f/k/a St. Mary’s Properties, Inc.)
472.	Star City Arkansas, L.L.C.
473.	Stephenville Texas Property, L.L.C.
474.	Sterling Acquisition, LLC
475.	Stevens Avenue Property, L.L.C.
476.	Sun-Mesa Properties, L.L.C.
477.	Suwanee, LLC
478.	Texas Fifteen Property, L.L.C.
479.	Texas Four Property, L.L.C.
480.	Texas Lessor – Stonegate GP, LLC
481.	Texas Lessor – Stonegate, Limited, LLC
482.	Texas Lessor – Stonegate, LP
483.	Texhoma Avenue Property, L.L.C.
484.	The Suburban Pavilion, LLC (f/k/a The Suburban Pavilion, Inc.)
485.	Tujunga, L.L.C.
486.	Tulare County Property, L.L.C.
487.	VRB Aviv, L.L.C.
488.	Washington Idaho Property, L.L.C.
489.	Washington Lessor – Silverdale, LLC
490.	Washington-Oregon Associates, L.L.C.
491.	Watauga Associates, L.L.C.

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

492.	Wellington Leasehold, L.L.C.
493.	West Pearl Street, L.L.C.
494.	West Yarmouth Property I, L.L.C.
495.	Wheeler Healthcare Associates, L.L.C.
496.	Whitlock Street Property, L.L.C.
497.	Wilcare, LLC
498.	Willis Texas Aviv, L.L.C.
499.	Yuba Aviv, L.L.C.

[Schedule I – 2nd Supplemental Indenture – 2027 Notes]

Schedule II

NEW SUBSIDIARIES

1.	3232 Artesia Real Estate, LLC
2.	CHR Bartow LLC
3.	CHR Boca Raton LLC
4.	CHR Bradenton LLC
5.	CHR Cape Coral LLC
6.	CHR Fort Myers LLC
7.	CHR Fort Walton Beach LLC
8.	CHR Lake Wales LLC
9.	CHR Lakeland LLC
10.	CHR Pompano Beach Broward LLC
11.	CHR Pompano Beach LLC
12.	CHR Sanford LLC
13.	CHR Spring Hill LLC
14.	CHR St. Pete Bay LLC
15.	CHR St. Pete Egret LLC
16.	CHR Tampa Carrollwood LLC
17.	CHR Tampa LLC
18.	CHR Tarpon Springs LLC
19.	CHR Titusville LLC
20.	G&L Gardens, LLC
21.	OHI Asset (GA) Dunwoody, LLC
22.	OHI Asset (GA) Roswell, LLC
23.	OHI Asset (LA) Baton Rouge, LLC
24.	OHI Asset (NY) 2nd Avenue, LLC
25.	OHI Asset (NY) 93rd Street, LLC
26.	Palm Valley Senior Care, LLC
27.	Ridgecrest Senior Care, LLC
28.	Westerville Ohio Office Property, L.L.C.
29.	OHI Asset HUD H-F, LLC

[Schedule II – 2nd Supplemental Indenture – 2027 Notes]